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                                                                     EXHIBIT 8.1


SUBSIDIARIES OF METSO CORPORATION

NAME                                                        COUNTRY OF INCORPORATION        OWNERSHIP %
----                                                        ------------------------        -----------
AAF Controle Ambiental Ltda                                 Brazil                                 100
Allis Mineral Systems Inc                                   United States                          100
Allodium AB                                                 Sweden                                 100
Cable Belt Conveyors Pty Ltd                                South Africa                           100
Compusystems Oy                                             Finland                                 60
Construcciones Y Estudios Industriales S.A.                 Spain                                  100
Dorana Vierte Verwaltungs GmbH                              Germany                                100
Drowsy Sweden Holding AB                                    Sweden                                 100
E-Metso Oy                                                  Finland                                100
Etix (UK) Ltd                                               United Kingdom                         100
Etix SA                                                     France                                 100
Farros Blatter AG                                           Switzerland                            100
Finbow Oy                                                   Finland                                100
Inmobiliria Los Retamos Ltda                                Chile                                   80
Jamesbury de Mexico SA de CV                                Mexico                                 100
Jamesbury Shanghai Valve (USA) Inc                          United States                          100
Kato Cranes (UK) Ltd                                        United Kingdom                         100
Kaukotalo Oy                                                Finland                                100
Kiinteisto Oy Kaarihalli                                    Finland                                100
Kiinteisto Oy Levyhalli                                     Finland                                100
Lindemann (UK) Ltd                                          United Kingdom                         100
Lindemann Recycling Equipment Inc                           United States                          100
Lolab Verkstad AB                                           Sweden                                 100
Loro & Parisini SpA                                         Italy                                  100
Max Control Systems Ltd.                                    United Kingdom                         100
Metso - SHI Co. Ltd                                         Japan                                   65
Metso (Asia-Pacific) Pte Ltd                                Singapore                              100
Metso Automation (ANZ) Pty Ltd                              Australia                              100
Metso Automation (Shanghai) Co. Ltd                         P.R. China                             100
Metso Automation A/S                                        Norway                                 100
Metso Automation AB                                         Sweden                                 100
Metso Automation BV                                         The Netherlands                        100
Metso Automation Canada Ltd                                 Canada                                 100
Metso Automation Chile Ltda                                 Chile                                  100
Metso Automation Co Ltd                                     Thailand                               100
Metso Automation do Brasil Ltda                             Brazil                                 100
Metso Automation Espana SA                                  Spain                                  100
Metso Automation FZE (Dubai)                                United Arab Emirates                   100
Metso Automation GesmbH                                     Austria                                100
Metso Automation GmbH                                       Germany                                100
Metso Automation Holding BV                                 The Netherlands                        100
Metso Automation India Pvt Ltd                              India                                  100
Metso Automation KK                                         Japan                                  100

NAME                                                        COUNTRY OF INCORPORATION        OWNERSHIP %
----                                                        ------------------------        -----------
Metso Automation Korea Ltd                                  South Korea                            100
Metso Automation Ltd                                        United Kingdom                         100
Metso Automation Max Controls Inc.                          United States                          100
Metso Automation Oy                                         Finland                                100
Metso Automation Polska Sp. z o.o.                          Poland                                 100
Metso Automation Portugal, Lda                              Portugal                               100
Metso Automation Projects Oy                                Finland                                100
Metso Automation Pte Ltd                                    Singapore                              100
Metso Automation RSA (Pty) Ltd                              South Africa                           100
Metso Automation S.A.S.                                     France                                 100
Metso Automation s.r.o.                                     Czech Republic                         100
Metso Automation SA NV                                      Belgium                                100
Metso Automation SpA                                        Italy                                  100
Metso Automation USA Inc                                    United States                          100
Metso Brazil Industria e Comercio Ltda                      Brazil                                 100
Metso Canada Ltd                                            Canada                                 100
Metso Capital Oy                                            Finland                                100
Metso Captive Insurance Limited                             United Kingdom                         100
Metso Company USA Business Trust                            United States                          100
Metso Composites Oy                                         Finland                                100
Metso Control CAD Oy                                        Finland                                100
Metso Deutschland GmbH                                      Germany                                100
Metso Drives AB (1)                                         Sweden                                 100
Metso Drives GmbH (1)                                       Germany                                100
Metso Drives Inc. (1)                                       United States                          100
Metso Drives Ltd (1)                                        Canada                                 100
Metso Drives Oy (1)                                         Finland                                100
Metso Dynapac (Tianjin) International Trading Co. Ltd       P.R. China                             100
Metso Dynapac Construction Equipment Ltd                    United Kingdom                         100
Metso Endress+Hauser Oy                                     Finland                                 90
Metso Engineering Oy                                        Finland                                100
Metso Foundries Jyvaskyla Oy                                Finland                                100
Metso Foundries Karlstad AB                                 Sweden                                 100
Metso Lindemann GmbH                                        Germany                                100
Metso Lokomo Steels Oy                                      Finland                                100
Metso Minerals (Argentina) S.A.                             Argentina                              100
Metso Minerals (Asia-Pacific) Pte Ltd                       Singapore                              100
Metso Minerals (Asia-Pacific) Pty Ltd                       Australia                              100
Metso Minerals (Australia) Ltd                              Australia                              100
Metso Minerals (Austria) GmbH                               Austria                                100
Metso Minerals (Belux) SA                                   Belgium                                100
Metso Minerals (Canada) Ltd                                 Canada                                 100
Metso Minerals (Cappagh) Ltd                                United Kingdom                         100
Metso Minerals (Chile) SA                                   Chile                                  100
Metso Minerals (Cisa) SA                                    France                                  51
Metso Minerals (Czech Republic) s.r.o.                      Czech Republic                         100

NAME                                                        COUNTRY OF INCORPORATION        OWNERSHIP %
----                                                        ------------------------        -----------
Metso Minerals (Denmark) A/S                                Denmark                                100
Metso Minerals (Dordrecht) BV                               The Netherlands                        100
Metso Minerals (Finland) Oy                                 Finland                                100
Metso Minerals (France) SA                                  France                                 100
Metso Minerals (Germany) GmbH                               Germany                                100
Metso Minerals (Ghana) Ltd                                  Ghana                                  100
Metso Minerals (Hong Kong) Ltd                              Hong Kong                              100
Metso Minerals (Hungary) Kft                                Hungary                                100
Metso Minerals (Italy) SpA                                  Italy                                  100
Metso Minerals (Johannesburg) (Pty) Ltd                     South Africa                           100
Metso Minerals (Kiruna) AB                                  Sweden                                 100
Metso Minerals (Lebanon) s.a.r.l.                           Lebanon                                100
Metso Minerals (Malaysia) Sdn Bhd                           Malaysia                               100
Metso Minerals (Matamata) Ltd                               New Zealand                            100
Metso Minerals (Mexico) SA de CV                            Mexico                                 100
Metso Minerals (Moers) GmbH                                 Germany                                100
Metso Minerals (Mumbai) Private Ltd                         India                                  100
Metso Minerals (Netherlands) BV                             The Netherlands                        100
Metso Minerals (New Delhi) Private Ltd                      India                                  100
Metso Minerals (New Zealand) Ltd                            New Zealand                            100
Metso Minerals (Norway) A/S                                 Norway                                 100
Metso Minerals (Peru) SA                                    Peru                                   100
Metso Minerals (Philippines) Inc.                           Philippines                            100
Metso Minerals (Poland) Sp. z o.o.                          Poland                                 100
Metso Minerals (Portugal) Lda                               Portugal                               100
Metso Minerals (Property) GmbH                              Germany                                100
Metso Minerals (Pyrotherm) Pty Ltd                          Australia                              100
Metso Minerals (Sala) AB                                    Sweden                                 100
Metso Minerals (Singapore) Pte Ltd                          Singapore                              100
Metso Minerals (Skelleftea) AB                              Sweden                                 100
Metso Minerals (South Africa) Pty Ltd                       South Africa                           100
Metso Minerals (Sweden) AB                                  Sweden                                 100
Metso Minerals (Switzerland) AG                             Switzerland                            100
Metso Minerals (Tampere) Oy                                 Finland                                100
Metso Minerals (Thailand) Co. Ltd                           Thailand                               100
Metso Minerals (Tianjin) Co. Ltd                            P.R. China                             100
Metso Minerals (UK) Ltd                                     United Kingdom                         100
Metso Minerals (Wear Protection) AB                         Sweden                                 100
Metso Minerals (Wear Protection) Ltd                        Australia                              100
Metso Minerals (Yugoslavia) Ltd                             Serbia-Montenegro                      100
Metso Minerals (Zambia) Ltd                                 Zambia                                 100
Metso Minerals (Zimbabwe) PVT Ltd                           Zimbabwe                               100
Metso Minerals Canada Inc.                                  Canada                                 100
Metso Minerals Chilean Holding Co.                          Chile                                  100
Metso Minerals Dis Ticaret Limited Sirketi                  Turkey                                99.8

NAME                                                        COUNTRY OF INCORPORATION        OWNERSHIP %
----                                                        ------------------------        -----------
Metso Minerals Espana SA                                    Spain                                  100
Metso Minerals Europa Holding AB                            Sweden                                 100
Metso Minerals Holding (Germany) GmbH                       Germany                                100
Metso Minerals Holding AB                                   Sweden                                 100
Metso Minerals Holdings Inc                                 United States                          100
Metso Minerals Industries Inc.                              United States                          100
Metso Minerals International B.V.                           The Netherlands                        100
Metso Minerals Investment Holdings (SA)(Pty) Ltd            South Africa                           100
Metso Minerals Japan Co. Ltd                                Japan                                  100
Metso Minerals Manufacturing Canada Inc                     Canada                                 100
Metso Minerals Oy                                           Finland                                100
Metso Minerals Pty Ltd                                      Australia                              100
Metso Minerals Reedrill (Australia) Pty Ltd                 Australia                              100
Metso Minerals Skega Pty Ltd                                Australia                              100
Metso Minerals Systems AB                                   Sweden                                 100
Metso ND Engineering (Pty) Ltd                              South Africa                            70
Metso Panelboard AB                                         Sweden                                 100
Metso Panelboard GmbH                                       Germany                                100
Metso Panelboard Ltd                                        New Zealand                            100
Metso Panelboard Oy                                         Finland                                100
Metso Paper (ANZ) Pty. Ltd.                                 Australia                              100
Metso Paper (China) Co. Ltd.                                P.R. China                             100
Metso Paper (Shanghai) Co. Ltd                              P.R. China                             100
Metso Paper (Thailand) Co., Ltd                             Thailand                               100
Metso Paper AG                                              Switzerland                            100
Metso Paper Asesosias Tecnicas S.A.                         Chile                                  100
Metso Paper Brasil Empreendimentos e Participacoes Ltda     Brazil                                 100
Metso Paper Como S.p.A.                                     Italy                                  100
Metso Paper Czech Republic s.r.o.                           Czech Republic                         100
Metso Paper GesmbH                                          Austria                                100
Metso Paper GmbH                                            Germany                                100
Metso Paper Gorizia S.p.A.                                  Italy                                  100
Metso Paper Karlstad AB                                     Sweden                                 100
Metso Paper KK.                                             Japan                                  100
Metso Paper Korea Inc.                                      South Korea                            100
Metso Paper Limited                                         United Kingdom                         100
Metso Paper Ltd                                             Canada                                 100
Metso Paper Oy                                              Finland                                100
Metso Paper Pori Oy                                         Finland                                100
Metso Paper S.A.                                            Spain                                  100
Metso Paper S.A.                                            Chile                                  100
Metso Paper SAS                                             France                                 100
Metso Paper Service (ANZ) Pty. Ltd                          Australia                              100
Metso Paper Service SA                                      France                                 100
Metso Paper Skandinavien AB                                 Sweden                                 100
Metso Paper South Africa (Pty) Ltd                          South Africa                           100

NAME                                                        COUNTRY OF INCORPORATION        OWNERSHIP %
----                                                        ------------------------        -----------
Metso Paper Sundsvall AB                                    Sweden                                 100
Metso Paper Turku Works Oy                                  Finland                                100
Metso Paper USA Inc.                                        United States                          100
Metso Paper Valkeakoski Oy                                  Finland                                100
Metso Paper ZAO                                             Russia                                 100
Metso PaperChem GmbH                                        Germany                                100
Metso PaperChem Oy (2)                                      Finland                                100
Metso Powdermet AB                                          Sweden                                 100
Metso Powdermet Oy                                          Finland                                100
Metso Refiner Segments AB                                   Sweden                                 100
Metso SAS                                                   France                                 100
Metso Screen Plates AB                                      Sweden                                 100
Metso Shared Services Limited                               Canada                                 100
Metso Svenska AB                                            Sweden                                 100
Metso USA Inc.                                              United States                          100
Neles Automation CA                                         Venezuela                              100
Neles Controls Ltd                                          United Kingdom                         100
Neles-Jamesbury Inc.                                        United States                          100
Nordberg Mills (Sweden) AB                                  Sweden                                 100
Oy Skega AB                                                 Finland                                100
Pinaltek Oy                                                 Finland                                100
Porin Hallintopalvelut Oy                                   Finland                                100
PT Metso Automation                                         Indonesia                              100
PT Metso Paper Indonesia Ltda                               Indonesia                              100
Roval S.A.R.L.                                              France                                 100
Sako Kiinteistot Oy                                         Finland                                100
Scandinavian Mill Service A/S                               Norway                                 100
Scandinavian Mill Service AB                                Sweden                                 100
Scandinavian Mill Service Automation Oy                     Finland                                100
Scandinavian Mill Service Czech s.r.o                       Czech Republic                         100
Scandinavian Mill Service Kauttua Oy                        Finland                                100
Scandinavian Mill Service Oy                                Finland                                100
Skega (Pty) Ltd                                             South Africa                           100
StoneL Corporation                                          United States                          100
Svedala (Malaysia) Sdn Bhd                                  Malaysia                               100
Svedala (Philippines) Inc                                   The Philippines                        100
Svedala de Mexico SA de CV                                  Mexico                                 100
Svedala Faco Ltda                                           Brazil                                 100
Svedala Holding SA de CV                                    Mexico                                 100
Svedala Inc                                                 United States                          100
Svedala Kran AB                                             Sweden                                 100
Svedala Lindemann Ltd                                       United Kingdom                         100
Svedala Loro Parisini SA                                    France                                 100
Svedala Ltd                                                 United Kingdom                         100
Svedala Manufacturing Sdn Bhd                               Malaysia                               100
Svedala MFG SA de CV                                        Mexico                                 100

NAME                                                        COUNTRY OF INCORPORATION        OWNERSHIP %
----                                                        ------------------------        -----------
Svedala Services Inc                                        United States                          100
Tidco Croft Ltd                                             United Kingdom                         100
Uhab Industrigummering AB                                   Sweden                                  81
Valmet (SEA) Pte. Ltd.                                      Singapore                              100
Valmet Automotive Oy                                        Finland                                100
Valmet Converting Inc.                                      United States                          100
Valmet Converting PLC                                       United Kingdom                         100
Valmet Defibrator A/S                                       Norway                                 100
Valmet Dura Oy                                              Finland                                 60
Valmet Dura USA Inc.                                        United States                           60
Valvcon Corporation                                         United States                          100
VVN Solutions GmbH                                          Germany                                 51
ZAO Metso Minerals (CIS)                                    Russia                                 100

------------------------------------
(1) On March 4, 2005, Metso announced the signing of an agreement to sell Metso Drives to the funds managed by private equity investor CapMan of Finland. Metso Drives Oy and its foreign subsidiaries will be transferred to the ownership of the CapMan funds after the relevant regulatory approvals.
(2)      Merged into Metso Paper Oy on January 1, 2005.





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